Cboe® Validus S&P 500® Dynamic PutWrite Index ETF
Schedule of Investments
as of April 30, 2024 (Unaudited)

SHORT-TERM INVESTMENTS - 86.1%	Shares	Value
Money Market Funds - 0.2%
First American Government Obligations Fund - Class X, 5.23%(a)	77,042	$77,042

U.S. Treasury Bills - 85.9%	Par
5.30%, 05/23/2024(b)	26,808,000	26,721,582
TOTAL SHORT-TERM INVESTMENTS (Cost $26,798,607)		26,798,624

TOTAL INVESTMENTS - 86.1% (Cost $26,798,607)		$26,798,624
Other Assets in Excess of Liabilities - 13.9%		4,313,610
TOTAL NET ASSETS - 100.0%		$31,112,234

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the annualized 7-day effective yield as of April 30, 2024.
(b)	The rate shown is the effective yield as of April 30, 2024.

Cboe® Validus S&P 500® Dynamic PutWrite Index ETF
Schedule of Options Written
as of April 30, 2024 (Unaudited)

OPTIONS WRITTEN - (2.7)% (a)(b)	Notional Amount	Contracts	Value
Put Options - (2.7)%
S&P 500 Index	0	0	–
Expiration: 05/17/2024; Exercise Price: $5,140.00	$(5,539,259)	(11)	$(140,030)
Expiration: 05/17/2024; Exercise Price: $5,175.00	(6,546,397)	(13)	(200,525)
Expiration: 05/17/2024; Exercise Price: $5,160.00	(6,042,828)	(12)	(170,880)
Expiration: 05/17/2024; Exercise Price: $5,060.00	(5,539,259)	(11)	(83,600)
Expiration: 05/17/2024; Exercise Price: $5,220.00	(6,546,397)	(13)	(251,160)
Total Put Options			(846,195)
TOTAL OPTIONS WRITTEN (Premiums received $778,856)			$(846,195)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Exposure at April 30, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of April 30, 2024:

Cboe® Validus S&P 500® Dynamic PutWrite Index ETF

	Level 1	Level 2	Level 3	Total
Assets:
Money Market Funds	$77,042	$–	$–	$77,042
U.S. Treasury Bills	–	26,721,582	–	26,721,582
Total Assets	$77,042	$26,721,582	$–	$26,798,624

Liabilities:
Options Written	$–	$(846,195)	$–	$(846,195)
Total Liabilities	$–	$(846,195)	$–	$(846,195)